Exhibit 21

                       LIST OF SUBSIDIARIES OF REGISTRANT


                                Subsidiaries                                      Jurisdiction of Incorporation

Iron Mountain Records Management, Inc.                                                          DE
Data Securities International, Inc.                                                             DE
Iron Mountain/Safesite, Inc.                                                                    DE
Iron Mountain Records Management of Ohio, Inc.                                                  DE
IM San Diego, Inc.                                                                              DE
Iron Mountain Consulting Services, Inc.                                                         DE
Iron Mountain Records Management of San Antonio-FP, Inc.                                        DE
Iron Mountain Records Management of San Antonio, Inc.                                           DE
Criterion Atlantic Property, Inc.                                                               DE
Hollywood Property, Inc.                                                                        CA
IM Earhart, Inc.                                                                                DE
IM Billerica                                                                                    MA
Iron Mountain Records Management of Michigan, Inc.                                              DE
Iron Mountain Safe Deposit Corp.                                                                MI
National Underground Storage Inc.                                                               PA
Iron Mountain Records Management of Maryland, Inc.                                              DE
Iron Mountain Records Management of Missouri, LLC                                               DE
Arcus Data Security, Inc.                                                                       DE
Towler Data Services, Inc.                                                                      OK
Arcus Data Security Limited (UK)                                                               (UK)
HIMSCORP of Philadelphia, Inc.                                                                  DE
HIMSCORP of Pittsburgh, Inc.                                                                    DE
HIMSCORP of New Orleans, Inc.                                                                   DE
HIMSCORP of San Diego, Inc.                                                                     DE
HIMSCORP of Los Angeles, Inc.                                                                   DE
Recordkeepers, Inc.                                                                             MD
HIMSCORP of Cleveland, Inc.                                                                     DE
HIMSCORP of Portland, Inc.                                                                      DE






                                Subsidiaries                                      Jurisdiction of Incorporation
HIMSCORP of Detroit, Inc.                                                                       DE
HIMSCORP of Houston, Inc.                                                                       DE
Copyright, Inc.                                                                                 DE
IM-AEI Acquisition Corp.                                                                        DE
Iron Mountain Records Management of Utah, Inc.                                                  DE
Arcus Staffing Resources, Inc.                                                                  DE
Wolf Advisory International, Inc.                                                               FL
Wolf Advisory International, Ltd.                                                               PA
Trinity Holdings Corp.                                                                          CA


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